Exhibit 99.2

Blue Ridge Bankshares and FVCBankcorp Provide Update to Proposed Merger

CHARLOTTESVILLE, Virginia and FAIRFAX, Virginia – November 4, 2021 – Blue Ridge Bankshares, Inc. (NYSEAM: BRBS) (“Blue Ridge”), the parent company of Blue Ridge Bank, National Association (“Blue Ridge Bank”), and FVCBankcorp, Inc. (NASDAQ: FVCB) (“FVCB”), the parent company of FVCbank, jointly announced today an update to their previously announced business combination.

On July 14, 2021, Blue Ridge and FVCB announced they had entered into a definitive agreement pursuant to which the companies will combine in an all-stock merger of equals (the “Merger”). The Merger is subject to customary closing conditions, including regulatory approvals and approval from the shareholders of both companies. The companies have been working diligently on regulatory applications, registration and shareholder meeting materials and integration planning needed to create a $5.0 billion franchise across Virginia.

During this time, Blue Ridge also has learned that the Office of the Comptroller of the Currency (the “OCC”) identified certain regulatory concerns with Blue Ridge Bank that could impact the application process and timing of the Merger. Blue Ridge Bank has already commenced an initiative intended to fully address the OCC’s concerns.

Blue Ridge and FVCB intend to file the regulatory applications for approval of the Merger as soon as practicable, and a registration statement on Form S-4 with the Securities and Exchange Commission at the same time.

“While we have additional work to do, we believe the OCC’s concerns are ones that we can solve in a timely fashion, and do not materially impact the strategic rationale of the Merger,” said Brian K. Plum, President and Chief Executive Officer of Blue Ridge. “We are considering various alternatives to proceed with regulatory applications and shareholder meetings, and to close the Merger as expediently as possible, and currently anticipate that it will close in the second or third quarter of 2022.”

“We strongly believe that this transformational partnership remains strategically and financially attractive,” said David W. Pijor, Chairman and Chief Executive Officer of FVCB. “For all of the reasons that we’ve discussed previously, this is a highly compelling transaction for both companies, and we are committed to seeing it through to completion. We also know how committed Blue Ridge Bank’s management team is to resolving any concerns raised by its regulators.”

About Blue Ridge

Blue Ridge Bankshares, Inc. is the holding company for Blue Ridge Bank, National Association. Blue Ridge, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. Blue Ridge also provides investment and wealth management services and management services for personal and corporate trusts, including estate planning, and trust administration. Visit www.mybrb.com for more information.

About FVCB

FVCBankcorp, Inc. is the holding company for FVCbank, a wholly-owned subsidiary that commenced operations in November 2007. FVCbank is a $2.00 billion asset-sized Virginia-chartered community bank serving the banking needs of commercial businesses, nonprofit organizations, professional service entities, their owners and employees located in the greater Baltimore and Washington D.C., metropolitan areas. FVCbank is based in Fairfax, Virginia, and has 10 full-service offices in Arlington, Fairfax, Manassas, Reston and Springfield, Virginia, Washington D.C., and Baltimore, Bethesda, and Rockville, Maryland.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Blue Ridge and FVCB, including, but not limited to statements about the benefits of the Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Blue Ridge’s and FVCB’s current expectations and assumptions regarding Blue Ridge’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Blue Ridge’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of Blue Ridge and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed Merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, delays in closing the proposed Merger, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Blue Ridge and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed Merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Blue Ridge and FVCB, (4) the risk that the integration of Blue Ridge’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that Blue Ridge and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of Blue Ridge and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against Blue Ridge and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) in a timely fashion or at all, (8) reputational risk and potential adverse reactions of Blue Ridge’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed Merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed Merger, (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of delays in closing the proposed Merger or unexpected factors or events, (12) the dilution caused by Blue Ridge’s issuance of additional shares of its capital stock in connection with the proposed Merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or Blue Ridge including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and supervisory and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on Blue Ridge’s and/or FVCB’s businesses, the ability to complete the proposed Merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Blue Ridge and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Blue Ridge, FVCB and factors which could affect the forward-looking statements contained herein can be found in Blue Ridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”), and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC.

Important Information about the Merger and Where to Find It

Blue Ridge intends to file a registration statement on Form S-4 with the SEC to register the shares of Blue Ridge’s capital stock that will be issued to FVCB’s shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Blue Ridge and FVCB that also constitutes a prospectus of Blue Ridge. The definitive joint proxy statement/prospectus will be sent to the shareholders of Blue Ridge and FVCB seeking their approval of the proposed Merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, FVCB, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in Solicitation

Blue Ridge, FVCB, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of each of Blue Ridge and FVCB in connection with the proposed Merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of Blue Ridge and FVCB and other persons who may be deemed participants in the solicitation of the shareholders of Blue Ridge or of FVCB in connection with the proposed Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed Merger, which will be filed with the SEC. Additional information about Blue Ridge, the directors and executive officers of Blue Ridge and their ownership of Blue Ridge common stock can also be found in Blue Ridge’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 30, 2021, and other documents subsequently filed by Blue Ridge with the SEC. Additional information about FVCB, the directors and executive officers of FVCB and their ownership of FVCB common stock can also be found in FVCB’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8, 2021, and other documents subsequently filed by FVCB with the SEC. These documents can be obtained free of charge from the sources described above.

Blue Ridge Contact Information

Brian K. Plum

President and Chief Executive Officer

(540) 743-6521

FVCB Contact Information

David W. Pijor

Chairman and Chief Executive Officer

(703) 436-3800